CONVERTIBLE NOTES	12 Months Ended
Aug. 31, 2022
Disclosure of detailed information about borrowings [abstract]
CONVERTIBLE NOTES [Text Block]

7. CONVERTIBLE NOTES

On June 30, 2017, the Company closed a private placement of $20 million aggregate principal amount of convertible senior subordinated notes due in 2022 (the "Convertible Notes"). The Convertible Notes bore interest at a rate of 6 7/8% per annum, payable semi-annually in cash or at the election of the Company, in common shares of the Company or a combination of cash and common shares.

On January 20, 2022, the Company announced the purchase and cancellation, on a private placement basis, of the $19.99 million of Convertible Notes then outstanding. The principal outstanding balance of these Convertible Notes was repaid through the issuance of 11,793,509 common shares, at a price of US$1.695 per share. The Company purchased $11.99 million of the Convertible Notes from an affiliate of Kopernik Global Investors, LLC on February 4, 2022 and $8 million of the Convertible Notes from affiliates of Franklin Templeton Investments on February 10, 2022.

The Convertible Notes contained multiple embedded derivatives (the "Convertible Note Derivatives") relating to the conversion and redemption options. The Convertible Note Derivatives were valued upon initial recognition at fair value using partial differential equation methods at $5.38 million (see below). At inception, the debt portion of the Convertible Notes were reduced by the estimated fair value of the Convertible Note Derivatives of $5.38 million and transaction costs relating to the Convertible Notes of $1.05 million resulting in an opening balance of $13.57 million. The Convertible Notes were measured at amortized cost and were to be accreted to maturity over the term using the effective interest method. As the Convertible Notes were repaid before maturity a gain on the repayment of $144 was recognized.

On January 2, 2021, the Company paid $0.687 million in cash for bi-annual interest payable on the outstanding Convertible Notes.

On July 2, 2021, the Company paid $0.687 million in cash for bi-annual interest payable on the outstanding Convertible Notes.

On January 2, 2022, the Company paid $0.687 million in cash for bi-annual interest payable on the outstanding Convertible Notes.

In February 2022, the Company paid $0.139 million in cash for remaining interest payable on the outstanding Convertible Notes.

The components of the Convertible Notes were as follows:

Convertible Note balance August 31, 2020	$17,212
Interest payment	(1,374)
Accretion and interest incurred during the year	2,930
Gain on embedded derivatives during the year ended August 31, 2021	(52)
Convertible Note balance August 31, 2021	$18,716
Accretion and interest incurred during the year	1,275
Interest paid during the year	(826)
Legal fees relating to the Convertible Notes incurred during year	(68)
Principal repaid in shares ($19.99 million principal)	(18,941)
Gain on embedded derivatives during the year ended August 31, 2022	(12)
Gain on repayment of the Convertible Notes	(144)
Convertible Note balance August 31, 2022	$-